SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 19, 2010
NEWALLIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-32007	52-2407114
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

195 Church Street
New Haven, Connecticut 06510
(203)787-1111
(address and telephone number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1:	JOINT PRESS RELEASE

Item 8.01	Other Events

On August 19, 2010, NewAlliance Bancshares, Inc. (“NewAlliance”) announced its entry into a definitive agreement with First Niagara Financial Group, Inc. (“FNFG”) and FNFG Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of FNFG, providing for the acquisition of NewAlliance by FNFG through the merger of, Merger Sub with and into NewAlliance, with NewAlliance surviving as a wholly owned subsidiary of FNFG as of the effective time of the merger.

NewAlliance issued a press release in connection with the announcement, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed merger, First Niagara Financial Group, Inc. (“FNFG”) will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of NewAlliance and a Prospectus of FNFG, as well as other relevant documents concerning the proposed transaction. Stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about NewAlliance and FNFG at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from NewAlliance by accessing NewAlliance’s website at www.newalliancebank.com under the tab “Investors” and then under the heading “SEC Filings” or from FNFG at www.fnfg.com under the tab “Investor Relations” and then under the heading “Documents.”

NewAlliance and FNFG and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of NewAlliance in connection with the proposed merger.  Information about the directors and executive officers of NewAlliance is set forth in the proxy statement for NewAlliance’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 11, 2010. Information about the directors and executive officers of FNFG is set forth in the proxy statement for FNFG’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 19, 2010.  Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the SEC, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act.

Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management or Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the SEC, press releases and other communications.

Forward-looking statements speak only as of the date on which such statements are made. Except as required by applicable law or regulation, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
99.1	Joint Press Release dated August 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEWALLIANCE BANCSHARES, INC.

By: /s/ Glenn I. MacInnes
Glenn I. MacInnes
Executive Vice President and Chief Financial Officer

Date: August 19, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1:	The Companies issued a Joint Press Release dated August 19, 2010.